                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21534

               RIVERSOURCE VARIABLE PORTFOLIO SELECT SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 12/31

Date of reporting period: 6/30

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
VARIABLE PORTFOLIO - CORE EQUITY FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
JUNE 30, 2007


RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM
GROWTH OF CAPITAL.

THIS FUND IS CLOSED TO NEW INVESTORS.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity
Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund.
Refer to your variable annuity contract
prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS

Questions & Answers
   with Portfolio Management........      3

Fund Expenses Example...............      8

Investments in Securities...........     10

Financial Statements................     20

Notes to Financial Statements.......     23

Approval of Investment Management
   Services Agreement...............     37

Proxy Voting........................     39

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 2 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the Fund's portfolio managers, Bob Ewing and Nick Thakore, discuss RiverSource Variable Portfolio - Core Equity Fund's performance and positioning for the six months ended June 30, 2007.

Q: How did RiverSource Variable Portfolio -- Core Equity Fund perform for the semiannual period ended June 30, 2007?

A: RiverSource Variable Portfolio - Core Equity Fund increased 6.52% for the six months ended June 30, 2007. The Fund underperformed its benchmarks, the Russell 1000(R) Index (Russell Index) and the Standard and Poor's 500 Index (S&P 500 Index), which returned 7.18% and 6.96%, respectively, and its peer group, represented by the Lipper Large-Cap Core Funds Index, which advanced 7.33% over the same time frame.

                             PERFORMANCE COMPARISON
                  For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP -- Core Equity Fund                      +6.52

Russell 1000(R) Index (unmanaged)                     +7.18(1)

S&P 500 Index (unmanaged)                             +6.96(2)

Lipper Large-Cap Core Funds Index                     +7.33(3)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  3

QUESTIONS & ANSWERS

Q: What factors had a significant impact on performance?

A: Though U.S. equities advanced strongly during the period, the Fund did not keep pace with the Russell Index as the market did not reward the primary investment themes within the portfolio. Specifically, the Fund emphasized large-cap stocks within the Russell Index, while the market preferred mid-cap and small-cap stocks. Another key theme was the focus on stable growth stocks, rather than more economically dependent cyclical stocks. Though large-cap growth did outperform large-cap value during the period, this positioning was only modestly effective for the Fund.

   Stock selection, particularly in the consumer discretionary, materials and consumer staples sectors, was responsible for the Fund's underperformance of the Russell Index. Conversely, selection in the information technology, industrials and telecommunication services sectors added value during the period.

   The Fund had a larger telecommunication services position than the Russell Index and a smaller financials position, both of which added to performance. This was offset by an energy weighting that was smaller than the Russell Index.

   Individual contributors to performance included Vodafone Group, QUALCOMM and Nokia. The Fund's holdings in each of these stocks were larger than the respective Russell Index weightings. Vodafone Group, a European wireless telecommunications company, began the period at a relatively inexpensive valuation. A combination of improving fundamentals and expectations that were initially quite low led to strong performance. QUALCOMM, a semiconductor company that makes chips for handheld wireless devices, is entering a major product cycle in which they have a virtual monopoly on technology for the next generation of cell phone handsets. Going forward, as many as 90% of all cell phones are expected to have QUALCOMM's 3G technology, potentially earning the company significant royalties. We believe sales of this next generation of cell phones will accelerate faster than many people expect. Cell phone manufacturer Nokia benefited from a favorable market for wireless handsets, particularly lower cost products in the emerging markets, an area where Nokia has a strong presence.

--------------------------------------------------------------------------------

 4 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

   Individual detractors included Virgin Media and XM Satellite Radio Holdings, positions that were larger than the respective weightings in the Russell Index, and Schlumberger, where the Fund had a smaller-than-Russell Index weighting. Virgin Media struggled as fundamentals weakened and the company disappointed investors with its first quarter 2007 earnings. Still, the stock appealed to us based on the underlying value of its assets, a strong economic model for delivering cable, broadband and telephone services, and the potential for continued growth. XM Satellite Radio Holdings remains in active merger talks with Sirius Satellite Radio. We owned the stock before the merger announcement, with the expectation that a union between the two companies would be a significant positive. XM Satellite Radio's stock has languished since the merger announcement because the market doubts the deal will close. Though we think there is a good chance the merger will succeed, even if it does not, we believe the stock's risk/reward profile is reasonable based on its current valuation. The Fund was underexposed to Schlumberger, an international oil services company. This underweight reflected both our sector strategy with its reduced emphasis on energy, as well as our belief that Schlumberger was relatively expensive at the start of the fiscal year. Nevertheless, the stock advanced strongly during the period, hampering our performance relative to the Russell Index.

Q: What changes did you make to the Fund during the period?

A: We increased the Fund's weightings in the information technology and industrials sectors. Within information technology, we added to the semiconductor group, where we see fewer competitive pressures and more attractive valuations. In the industrials sector, segments such as industrial conglomerates became relatively inexpensive, providing an opportunity for us to increase exposure.

   We reduced the Fund's telecommunications holdings, taking profits in several regional telephone operating companies that performed very well. The telecommunications position remains significantly larger than that of the Russell Index. We also reduced exposure to financials as the unfavorable environment for this sector has lasted longer than anticipated.

--------------------------------------------------------------------------------

  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  5

QUESTIONS & ANSWERS

Q: How are you positioning the Fund for the current environment?

A: With an economy that has been resilient, but is in the late stages of its cycle, the door is open to either a strong or weak equity market. In the past, stable growth companies have performed well amid such uncertainty and a focus on these companies remains a key investment theme within this Fund. Compared to cyclical stocks, stable growth companies are delivering better earnings growth than they have in a long time. In addition, we now find valuations on these companies much more attractive. The other major portfolio theme is a preference for larger companies within our universe. Larger companies are delivering attractive growth rates and still appear inexpensive relative to mid-and small-cap stocks based on the historical relationships between these groups.

   Executing these themes has resulted in telecommunication services, consumer discretionary and information technology positions that are larger than the respective Russell Index sectors. Within consumer discretionary, media stocks and homebuilders appear very attractive to us. The Fund's financials, industrials and energy positions are smaller than those of the Russell Index.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser(s) to the Fund or any other person in the RiverSource or subadviser organization(s). Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 6 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

SECTOR BREAKDOWN*

Percentage of portfolio assets at June 30, 2007
(PIE CHART)

                  INFORMATION                          CONSUMER
FINANCIALS        TECHNOLOGY        HEALTH CARE      DISCRETIONARY      INDUSTRIALS      ENERGY    OTHER(1)
----------        -----------       -----------      -------------      -----------      ------    --------
17.7%                17.0%             12.9%             12.5%             8.6%           8.3%       23.0%

(1)  Includes Telecommunication Services 7.7%,
     Consumer Staples 7.6%, Materials 3.2%, Utilities 2.6%, Options Purchased 0.1% and Cash & Cash Equivalents 1.8%.
 *   Sectors can be comprised of several industries.
     Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
TOP TEN HOLDINGS

                             PERCENT         VALUE
                          (OF PORTFOLIO   (AT JUNE 30,
                             ASSETS)         2007)
 Exxon Mobil                   3.4%       $13,985,060
 Virgin Media                  3.0         12,262,471
 General Electric              2.0          8,137,908
 Pfizer                        1.9          7,737,354
 QUALCOMM                      1.8          7,493,193
 Citigroup                     1.8          7,328,059
 Bank of America               1.7          6,829,884
 American Intl Group           1.6          6,710,906
 Vodafone Group                1.6          6,513,244
 Altria Group                  1.5          6,101,549

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 20.3% of portfolio assets.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

TOTAL                                                               NET EXPENSES(A)
0.45%                                                                     0.40%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses indefinitely. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.40%.

AVERAGE ANNUAL TOTAL RETURNS

AT JUNE 30, 2007
 6 months*                                                               +6.52%
 1 year                                                                 +21.27%
 Since inception (9/10/04)                                              +12.92%
 * Not annualized.

--------------------------------------------------------------------------------

  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  7

FUND EXPENSES EXAMPLE

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. The variable account's purchase price will be the next NAV calculated after the request is received by the authorized insurance company.

As a contract owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------

 8 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the variable account or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts. In addition, if the expenses that apply to the variable account or the contract were included, your costs would have been higher.

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             JAN. 1, 2007    JUNE 30, 2007   THE PERIOD(A)   EXPENSE RATIO
   Actual(b)                    $1,000         $1,065.20         $2.06           .40%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,022.94         $2.02           .40%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +6.52% for the six months ended June 30, 2007.

--------------------------------------------------------------------------------

  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  9

INVESTMENTS IN SECURITIES

JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.5%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (3.6%)
Boeing                                               53,748              $5,168,407
DRS Technologies                                      3,849                 220,432
General Dynamics                                      3,457                 270,407
Goodrich                                             21,200               1,262,672
Honeywell Intl                                       64,358               3,622,068
L-3 Communications Holdings                           9,425                 917,901
Lockheed Martin                                      15,090               1,420,422
Northrop Grumman                                      6,272                 488,401
United Technologies                                  21,896               1,553,083
                                                                    ---------------
Total                                                                    14,923,793
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
United Parcel Service Cl B                            2,796                 204,108
-----------------------------------------------------------------------------------

AIRLINES (0.1%)
UAL                                                   9,363(b)              380,044
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                1,926(b)               66,948
Johnson Controls                                      1,986                 229,919
                                                                    ---------------
Total                                                                       296,867
-----------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                           20,499                 193,101
General Motors                                        5,717                 216,103
Harley-Davidson                                       2,599                 154,926
                                                                    ---------------
Total                                                                       564,130
-----------------------------------------------------------------------------------

BEVERAGES (1.8%)
Anheuser-Busch Companies                             11,724                 611,524
Brown-Forman Cl B                                       915                  66,868
Coca-Cola                                            43,616               2,281,553
Coca-Cola Enterprises                                 3,010                  72,240
Constellation Brands Cl A                             8,468(b)              205,603
Molson Coors Brewing Cl B                               532                  49,189
Pepsi Bottling Group                                  1,487                  50,082
PepsiCo                                              62,881               4,077,833
                                                                    ---------------
Total                                                                     7,414,892
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

BIOTECHNOLOGY (2.1%)
Amgen                                                61,030(b)           $3,374,349
Biogen Idec                                          34,332(b)            1,836,762
Genentech                                            42,665(b)            3,228,034
Gilead Sciences                                       8,460(b)              327,994
                                                                    ---------------
Total                                                                     8,767,139
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                13,511                 384,658
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.4%)
Bank of New York Mellon                              16,964                 702,988
Bear Stearns Companies                                1,273                 178,220
Blackstone Group LP                                   4,522(b)              132,359
Charles Schwab                                        7,816                 160,384
Fortress Investment Group LLC Cl A                    8,817                 210,021
Franklin Resources                                    4,195                 555,712
Goldman Sachs Group                                   7,977               1,729,015
KKR Private Equity Investors LP Unit                 72,955(e)            1,641,488
Lehman Brothers Holdings                             26,237               1,955,181
Merrill Lynch & Co                                   25,106               2,098,359
Morgan Stanley                                       29,825               2,501,721
Oaktree Capital Group LLC Cl A Unit                  12,000(b,e,h)          492,000
State Street                                          9,033                 617,857
T Rowe Price Group                                   18,610                 965,673
                                                                    ---------------
Total                                                                    13,940,978
-----------------------------------------------------------------------------------

CHEMICALS (1.0%)
Air Products & Chemicals                              2,210                 177,618
Ashland                                               2,725                 174,264
Dow Chemical                                         31,846               1,408,229
Eastman Chemical                                      6,393                 411,262
Ecolab                                                1,930                  82,411
EI du Pont de Nemours & Co                           16,208                 824,015
Hercules                                              1,232(b)               24,209
Intl Flavors & Fragrances                               843                  43,954
Monsanto                                              5,551                 374,915
PPG Inds                                              1,675                 127,484

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 10 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CHEMICALS (CONT.)
Praxair                                               3,272                $235,551
Rohm & Haas                                           1,541                  84,262
Sigma-Aldrich                                         1,431                  61,061
                                                                    ---------------
Total                                                                     4,029,235
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.2%)
BB&T                                                  5,484                 223,089
Comerica                                              1,709                 101,634
Commerce Bancorp                                      2,057                  76,088
Compass Bancshares                                    1,402                  96,710
Fifth Third Bancorp                                   9,242                 367,554
First Horizon Natl                                    1,338                  52,182
Huntington Bancshares                                 2,557                  58,146
M&T Bank                                                842                  90,010
Natl City                                             6,271                 208,950
PNC Financial Services Group                          9,986                 714,798
Regions Financial                                     7,486                 247,787
SunTrust Banks                                        3,634                 311,579
Synovus Financial                                     3,434                 105,424
US Bancorp                                           45,127               1,486,935
Wachovia                                             46,040               2,359,550
Wells Fargo & Co                                     72,282               2,542,158
Zions Bancorporation                                  1,162                  89,369
                                                                    ---------------
Total                                                                     9,131,963
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Allied Waste Inds                                     2,759(b)               37,136
Avery Dennison                                        2,111                 140,339
Cintas                                                1,467                  57,844
Equifax                                               1,320                  58,634
Monster Worldwide                                     1,203(b)               49,443
Robert Half Intl                                      1,818                  66,357
Waste Management                                      5,444                 212,589
                                                                    ---------------
Total                                                                       622,342
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.9%)
Alcatel-Lucent                                        2,593(c)               36,427
Alcatel-Lucent ADR                                   54,990(c)              769,860
Avaya                                               142,684(b)            2,402,799
Ciena                                                 2,201(b)               79,522
Cisco Systems                                       211,800(b)            5,898,630
Corning                                               4,940(b)              126,217
JDS Uniphase                                         69,387(b)              931,867
Motorola                                             45,970                 813,669
Nokia ADR                                            13,830(c)              388,761
QUALCOMM                                            172,694               7,493,193

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMUNICATIONS EQUIPMENT (CONT.)
Telefonaktiebolaget LM Ericsson ADR                 104,637(c)           $4,173,970
Tellabs                                             145,828(b)            1,569,109
                                                                    ---------------
Total                                                                    24,684,024
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.3%)
Apple                                                29,476(b)            3,597,251
Brocade Communications Systems                        5,102(b)               39,898
Dell                                                 53,209(b)            1,519,117
EMC                                                   9,282(b)              168,004
Hewlett-Packard                                      87,189               3,890,373
Intl Business Machines                               33,484               3,524,191
SanDisk                                              23,640(b)            1,156,942
                                                                    ---------------
Total                                                                    13,895,776
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                 1,974                 219,844
KBR                                                  29,091(b)              763,057
                                                                    ---------------
Total                                                                       982,901
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                      1,019                 116,716
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.8%)
American Express                                     22,321               1,365,599
Capital One Financial                                23,228               1,822,004
SLM                                                   3,192                 183,795
                                                                    ---------------
Total                                                                     3,371,398
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Ball                                                  1,214                  64,548
Bemis                                                 1,138                  37,759
Pactiv                                                1,444(b)               46,049
Sealed Air                                            1,888                  58,566
Temple-Inland                                         7,530                 463,321
                                                                    ---------------
Total                                                                       670,243
-----------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                         1,849                  91,710
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                     1,519(b)               88,755
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.6%)
Bank of America                                     139,699               6,829,884
Chicago Mercantile Exchange Holdings Cl A               376                 200,919

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  11

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
DIVERSIFIED FINANCIAL SERVICES (CONT.)
CIT Group                                             2,156                $118,213
Citigroup                                           142,875               7,328,059
Consumer Discretionary Select Sector SPDR
 Fund                                                 2,518                  98,907
Financial Select Sector SPDR Fund                     7,328                 265,054
JPMorgan Chase & Co                                  86,964               4,213,406
Materials Select Sector SPDR Trust                    3,305                 133,522
Moody's                                               1,504                  93,549
                                                                    ---------------
Total                                                                    19,281,513
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
AT&T                                                144,694               6,004,800
Chunghwa Telecom ADR                                  2,914(c)               54,958
Citizens Communications                              12,275                 187,439
COLT Telecom Group                                   44,541(b,c)            131,481
Deutsche Telekom                                    129,760(c)            2,404,199
Embarq                                                9,899                 627,300
Indosat                                             416,329(c)              300,182
Qwest Communications Intl                           146,254(b)            1,418,664
Telecom Italia                                       14,636(c)               40,211
Telefonica                                           36,027(c)              806,473
Verizon Communications                               67,710               2,787,620
Windstream                                           11,485                 169,519
                                                                    ---------------
Total                                                                    14,932,846
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Allegheny Energy                                      1,795(b)               92,873
American Electric Power                               4,052                 182,502
Duke Energy                                          12,843                 235,027
Edison Intl                                           3,329                 186,823
Entergy                                              10,035               1,077,257
Exelon                                               23,166               1,681,853
FirstEnergy                                           3,284                 212,573
FPL Group                                             8,537                 484,389
Hawaiian Electric Inds                                7,992                 189,330
Pinnacle West Capital                                 3,852                 153,502
PPL                                                  13,452                 629,419
Progress Energy                                       5,358                 244,271
Southern                                             34,661               1,188,527
                                                                    ---------------
Total                                                                     6,558,346
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRICAL EQUIPMENT (0.4%)
Cooper Inds Cl A                                      1,916                $109,384
Emerson Electric                                     33,634               1,574,071
Rockwell Automation                                   1,749                 121,451
                                                                    ---------------
Total                                                                     1,804,906
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (--%)
Agilent Technologies                                    290(b)               11,148
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Baker Hughes                                          6,075                 511,090
Cameron Intl                                          3,146(b)              224,845
Halliburton                                           8,859                 305,636
Natl Oilwell Varco                                    2,683(b)              279,676
Pride Intl                                           19,961(b)              747,738
Transocean                                            1,882(b)              199,454
Weatherford Intl                                     10,194(b)              563,117
                                                                    ---------------
Total                                                                     2,831,556
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
Costco Wholesale                                      7,899                 462,249
CVS Caremark                                         40,294               1,468,717
Kroger                                                7,171                 201,720
Safeway                                               6,386                 217,316
SUPERVALU                                             2,025                  93,798
SYSCO                                                 6,252                 206,253
Wal-Mart Stores                                      14,698                 707,121
Whole Foods Market                                    1,644                  62,965
                                                                    ---------------
Total                                                                     3,420,139
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland                                6,728                 222,630
Campbell Soup                                         9,521                 369,510
ConAgra Foods                                         5,495                 147,596
Dean Foods                                           10,301                 328,293
General Mills                                         8,673                 506,676
Groupe Danone                                         1,276(c)              103,651
Hershey                                               1,944                  98,405
HJ Heinz                                              3,550                 168,519
Kellogg                                              18,988                 983,388
Kraft Foods Cl A                                     77,347               2,726,481
McCormick & Co                                        1,420                  54,216
Sara Lee                                              8,109                 141,097
Tyson Foods Cl A                                      2,628                  60,549
WM Wrigley Jr                                         2,230                 123,341
                                                                    ---------------
Total                                                                     6,034,352
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 12 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

GAS UTILITIES (0.1%)
Nicor                                                   481                 $20,645
ONEOK                                                 9,597                 483,784
Questar                                               1,922                 101,578
                                                                    ---------------
Total                                                                       606,007
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Bausch & Lomb                                         5,394                 374,559
Boston Scientific                                   258,594(b)            3,966,832
Medtronic                                            26,143               1,355,776
St. Jude Medical                                      2,275(b)               94,390
Stryker                                               8,551                 539,483
                                                                    ---------------
Total                                                                     6,331,040
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.3%)
Aetna                                                18,670                 922,298
Cardinal Health                                      42,537               3,004,815
CIGNA                                                10,170                 531,077
Coventry Health Care                                  1,722(b)               99,273
Express Scripts                                       2,672(b)              133,627
Humana                                               10,058(b)              612,633
Laboratory Corp of America Holdings                   1,355(b)              106,042
Manor Care                                              863                  56,345
McKesson                                             30,991               1,848,303
Patterson Companies                                   1,501(b)               55,942
Quest Diagnostics                                     1,725                  89,096
Tenet Healthcare                                      5,092(b)               33,149
UnitedHealth Group                                   41,403               2,117,350
                                                                    ---------------
Total                                                                     9,609,950
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                            2,144                  68,887
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Carnival Unit                                         6,270                 305,788
Chipotle Mexican Grill Cl A                             437(b)               37,267
Harrah's Entertainment                                1,890                 161,141
Hilton Hotels                                         3,925                 131,370
Intl Game Technology                                 12,758                 506,493
Marriott Intl Cl A                                   16,159                 698,715
McDonald's                                           24,275               1,232,199
Pinnacle Entertainment                               35,166(b)              989,923
Starbucks                                             7,585(b)              199,030
Starwood Hotels & Resorts Worldwide                   2,168                 145,408

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Wyndham Worldwide                                     1,906(b)              $69,112
Yum! Brands                                           5,320                 174,070
                                                                    ---------------
Total                                                                     4,650,516
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.8%)
Black & Decker                                          696                  61,464
DR Horton                                            27,963                 557,303
Fortune Brands                                        1,643                 135,334
Harman Intl Inds                                     48,588               5,675,078
Hovnanian Enterprises Cl A                           13,793(b)              227,998
Leggett & Platt                                       1,928                  42,512
Lennar Cl A                                           8,071                 295,076
Meritage Homes                                        3,386(b)               90,576
Newell Rubbermaid                                     3,010                  88,584
NVR                                                      60(b)               40,785
Snap-On                                                 634                  32,023
Standard-Pacific                                     14,371                 251,924
Stanley Works                                           970                  58,879
Whirlpool                                               795                  88,404
                                                                    ---------------
Total                                                                     7,645,940
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.9%)
Clorox                                                1,641                 101,906
Colgate-Palmolive                                    38,405               2,490,564
Kimberly-Clark                                        4,665                 312,042
Procter & Gamble                                     73,719               4,510,865
Spectrum Brands                                      40,893(b)              276,846
                                                                    ---------------
Total                                                                     7,692,223
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES                                                   7,215(b)              157,864
Constellation Energy Group                            1,846                 160,916
Dynegy Cl A                                           4,177(b)               39,431
TXU                                                   4,692                 315,772
                                                                    ---------------
Total                                                                       673,983
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.2%)
3M                                                    2,379                 206,473
General Electric                                    212,589               8,137,908
Tyco Intl                                            24,937                 842,621
                                                                    ---------------
Total                                                                     9,187,002
-----------------------------------------------------------------------------------

INSURANCE (4.7%)
ACE                                                  38,221(c)            2,389,577
AFLAC                                                37,980               1,952,172

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INSURANCE (CONT.)
American Intl Group                                  95,829              $6,710,906
Aon                                                   5,510                 234,781
Arch Capital Group                                    3,272(b,c)            237,351
Assurant                                              1,100                  64,812
Chubb                                                10,353                 560,511
Endurance Specialty Holdings                          4,173(c)              167,087
Genworth Financial Cl A                               1,722                  59,237
Hartford Financial Services Group                    27,997               2,757,984
Lincoln Natl                                            742                  52,645
MetLife                                              10,586                 682,585
Principal Financial Group                             1,401                  81,664
Prudential Financial                                 32,118               3,122,833
XL Capital Cl A                                       4,339(c)              365,734
                                                                    ---------------
Total                                                                    19,439,879
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
IAC/InterActiveCorp                                   2,237(b)               77,423
Liberty Media -- Interactive Cl A                    18,930(b,d)            422,706
                                                                    ---------------
Total                                                                       500,129
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.8%)
eBay                                                 55,451(b)            1,784,413
Google Cl A                                           8,279(b)            4,333,063
VeriSign                                              8,623(b)              273,608
Yahoo!                                               33,498(b)              908,801
                                                                    ---------------
Total                                                                     7,299,885
-----------------------------------------------------------------------------------

IT SERVICES (0.8%)
Accenture Cl A                                        3,084(c)              132,273
Affiliated Computer Services Cl A                     9,105(b)              516,436
Automatic Data Processing                            14,241                 690,260
Cognizant Technology Solutions Cl A                   3,095(b)              232,404
Computer Sciences                                       745(b)               44,067
Convergys                                               987(b)               23,925
Electronic Data Systems                              10,542                 292,330
Fidelity Natl Information Services                    1,564                  84,894
First Data                                           16,276                 531,736
Fiserv                                                   20(b)                1,136
HCL Technologies                                     33,506(c)              283,155
Ness Technologies                                     5,424(b,c)             70,566

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
IT SERVICES (CONT.)
Paychex                                               8,017                $313,625
Satyam Computer Services ADR                          3,824(c)               94,682
Unisys                                                3,380(b)               30,893
Western Union                                         2,995                  62,386
                                                                    ---------------
Total                                                                     3,404,768
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick                                               915                  29,856
Eastman Kodak                                         3,120                  86,830
Hasbro                                                1,623                  50,978
Mattel                                                3,967                 100,326
                                                                    ---------------
Total                                                                       267,990
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
PerkinElmer                                          13,297                 346,520
-----------------------------------------------------------------------------------

MACHINERY (1.4%)
Caterpillar                                          23,760               1,860,408
Deere & Co                                            7,963                 961,453
Flowserve                                            17,995               1,288,442
Illinois Tool Works                                   3,437                 186,251
Ingersoll-Rand Cl A                                   3,841(c)              210,564
ITT                                                   4,113                 280,836
Navistar Intl                                           686(b)               45,358
Parker Hannifin                                       8,762                 857,887
                                                                    ---------------
Total                                                                     5,691,199
-----------------------------------------------------------------------------------

MEDIA (6.7%)
CBS Cl B                                                299                   9,963
Charter Communications Cl A                         111,630(b)              452,102
Citadel Broadcasting                                  1,650                  10,641
Comcast Cl A                                         68,067(b)            1,914,044
Comcast Special Cl A                                 18,180(b)              508,313
EchoStar Communications Cl A                          5,344(b)              231,769
Idearc                                                  769                  27,169
Liberty Media -- Capital Series A                         9(b,d)              1,059
McGraw-Hill Companies                                   694                  47,248
News Corp Cl A                                      167,666               3,556,195
Time Warner                                         105,303               2,215,575
Time Warner Cable Cl A                                3,719(b)              145,673
Viacom Cl B                                          17,269(b)              718,909
Virgin Media                                        503,179(f)           12,262,471
Vivendi                                              61,602(c)            2,660,405

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MEDIA (CONT.)
Walt Disney                                          20,919                $714,175
WorldSpace Cl A                                      16,896(b)               81,608
XM Satellite Radio Holdings Cl A                    200,212(b,f)          2,356,495
                                                                    ---------------
Total                                                                    27,913,814
-----------------------------------------------------------------------------------

METALS & MINING (1.5%)
Alcan                                                 2,397(c)              194,876
Alcoa                                                20,753                 841,119
Allegheny Technologies                                1,086                 113,900
Barrick Gold                                          9,445(c)              274,566
Coeur d'Alene Mines                                 234,039(b)              840,200
Freeport-McMoRan Copper & Gold                        3,819                 316,290
Goldcorp                                              8,037(c)              190,397
Harmony Gold Mining ADR                               9,526(b,c)            135,936
Lihir Gold                                          732,215(b,c)          1,862,316
Newmont Mining                                       29,406               1,148,598
Nucor                                                 3,242                 190,143
Stillwater Mining                                    10,382(b)              114,306
                                                                    ---------------
Total                                                                     6,222,647
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Dillard's Cl A                                        1,285                  46,170
JC Penney                                             9,278                 671,542
Kohl's                                                6,294(b)              447,063
Macy's                                                9,782                 389,128
Nordstrom                                             6,515                 333,047
Target                                               30,207               1,921,164
                                                                    ---------------
Total                                                                     3,808,114
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Ameren                                                2,240                 109,782
CenterPoint Energy                                    3,335                  58,029
CMS Energy                                            2,416                  41,555
Consolidated Edison                                   2,706                 122,095
Dominion Resources                                   16,760               1,446,556
DTE Energy                                            1,953                  94,174
Integrys Energy Group                                   800                  40,584
KeySpan                                               1,882                  79,006
NiSource                                              2,937                  60,825
PG&E                                                  3,584                 162,355
Public Service Enterprise Group                       2,582                 226,648
Sempra Energy                                         2,833                 167,799

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MULTI-UTILITIES (CONT.)
TECO Energy                                           2,272                 $39,033
Xcel Energy                                          19,047                 389,892
                                                                    ---------------
Total                                                                     3,038,333
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.6%)
Anadarko Petroleum                                    2,538                 131,951
Apache                                                  905                  73,839
BP ADR                                               15,688(c)            1,131,732
Canadian Natural Resources                              818(c)               54,274
Chesapeake Energy                                     3,766                 130,304
Chevron                                              67,893               5,719,306
ConocoPhillips                                       33,724               2,647,334
CONSOL Energy                                         2,048                  94,433
Devon Energy                                          6,199                 485,320
El Paso                                               7,208                 124,194
Exxon Mobil                                         166,727              13,985,060
Newfield Exploration                                  1,520(b)               69,236
Occidental Petroleum                                 12,870                 744,916
Peabody Energy                                        2,611                 126,320
Petroleo Brasileiro ADR                                 577(c)               69,973
Range Resources                                         165                   6,173
Royal Dutch Shell ADR                                 3,242(c)              263,250
Ship Finance Intl                                     8,112(c)              240,764
Spectra Energy                                        6,089                 158,070
Sunoco                                                  747                  59,521
Total                                                44,440(c)            3,624,343
Valero Energy                                        12,739                 940,903
Williams Companies                                    5,819                 183,997
XTO Energy                                            3,207                 192,741
                                                                    ---------------
Total                                                                    31,257,954
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
Bowater                                              13,115                 327,219
Intl Paper                                           17,996                 702,744
MeadWestvaco                                          1,951                  68,909
Weyerhaeuser                                         11,490                 906,906
                                                                    ---------------
Total                                                                     2,005,778
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Avon Products                                         4,508                 165,669
Estee Lauder Companies Cl A                           1,216                  55,340
Herbalife                                             1,768(c)               70,101
                                                                    ---------------
Total                                                                       291,110
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PHARMACEUTICALS (6.9%)
AstraZeneca                                          52,356(c)           $2,820,802
Bristol-Myers Squibb                                 94,845               2,993,308
Eli Lilly & Co                                       46,213               2,582,382
Johnson & Johnson                                    20,886               1,286,995
Merck & Co                                          118,064               5,879,587
Novartis ADR                                          4,868(c)              272,949
Pfizer                                              302,595               7,737,354
Roche Holding                                         1,790(c)              318,646
Schering-Plough                                      78,331               2,384,396
Teva Pharmaceutical Inds ADR                          6,591(c)              271,879
Wyeth                                                29,558               1,694,856
                                                                    ---------------
Total                                                                    28,243,154
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
Annaly Capital Management                             5,710                  82,338
Apartment Investment & Management Cl A                6,014                 303,226
Archstone-Smith Trust                                 2,403                 142,041
AvalonBay Communities                                   856                 101,761
Boston Properties                                     1,267                 129,399
Developers Diversified Realty                         1,340                  70,631
Equity Residential                                    2,972                 135,612
HomeBanc                                             15,901                  20,194
Host Hotels & Resorts                                 5,507                 127,322
Kimco Realty                                          2,483                  94,528
Plum Creek Timber                                     1,921                  80,029
ProLogis                                              2,685                 152,777
Public Storage                                        1,316                 101,095
Simon Property Group                                    465                  43,264
Vornado Realty Trust                                  1,331                 146,197
                                                                    ---------------
Total                                                                     1,730,414
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                           2,057(b)               75,081
-----------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
CSX                                                   5,237                 236,084
Hertz Global Holdings                                34,140(b)              907,100
Norfolk Southern                                      3,911                 205,601
                                                                    ---------------
Total                                                                     1,348,785
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
Applied Materials                                     5,781                 114,868
Atmel                                               273,683(b)            1,521,677

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Broadcom Cl A                                        11,726(b)             $342,986
Cypress Semiconductor                                22,926(b)              533,947
Intel                                               182,678               4,340,430
KLA-Tencor                                            2,043                 112,263
LSI                                                 161,310(b)            1,211,438
Maxim Integrated Products                             6,083                 203,233
Natl Semiconductor                                    2,771                  78,336
NVIDIA                                                1,519(b)               62,750
PMC-Sierra                                           17,666(b)              136,558
Spansion Cl A                                       160,682(b)            1,783,570
Texas Instruments                                    10,853                 408,398
United Microelectronics ADR                          26,896(c)               91,984
Xilinx                                                3,123                  83,603
                                                                    ---------------
Total                                                                    11,026,041
-----------------------------------------------------------------------------------

SOFTWARE (2.4%)
Adobe Systems                                        11,798(b)              473,690
BEA Systems                                          11,732(b)              160,611
Business Objects ADR                                  2,296(b,c)             89,177
Cadence Design Systems                                6,091(b)              133,758
Citrix Systems                                        9,555(b)              321,717
Compuware                                            10,570(b)              125,360
Electronic Arts                                       1,610(b)               76,185
Microsoft                                           181,373               5,345,061
Oracle                                               36,580(b)              720,992
Quest Software                                        4,588(b)               74,280
Red Hat                                              10,244(b)              228,236
Salesforce.com                                        1,046(b)               44,832
Symantec                                             90,164(b)            1,821,313
TIBCO Software                                        4,991(b)               45,169
Transaction Systems Architects                        4,264(b)              143,526
                                                                    ---------------
Total                                                                     9,803,907
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Abercrombie & Fitch Cl A                                837                  61,084
AutoNation                                            1,623(b)               36,420
AutoZone                                                546(b)               74,595
Best Buy                                              2,915                 136,043
Gap                                                  16,548                 316,067
Home Depot                                           37,136               1,461,301
Limited Brands                                       11,980                 328,851
Lowe's Companies                                     40,414               1,240,306
Office Depot                                          4,768(b)              144,470
OfficeMax                                               853                  33,523

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SPECIALTY RETAIL (CONT.)
RadioShack                                            1,474                 $48,848
Sherwin-Williams                                      1,214                  80,695
Staples                                               7,322                 173,751
TJX Companies                                        41,968               1,154,120
                                                                    ---------------
Total                                                                     5,290,074
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jones Apparel Group                                   1,196                  33,787
Liz Claiborne                                         1,112                  41,478
Nike Cl B                                             3,821                 222,726
Polo Ralph Lauren                                       463                  45,425
VF                                                      995                  91,122
                                                                    ---------------
Total                                                                       434,538
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.5%)
Countrywide Financial                                82,311               2,992,005
Fannie Mae                                           27,138               1,772,926
Freddie Mac                                          23,699               1,438,529
                                                                    ---------------
Total                                                                     6,203,460
-----------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                         86,991               6,101,549
Reynolds American                                     1,862                 121,402
UST                                                   1,730                  92,918
                                                                    ---------------
Total                                                                     6,315,869
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.0%)
ALLTEL                                               29,667               2,004,006
Clearwire Cl A                                       25,190(b)              615,392
Hutchison Telecommunications Intl                   788,431(c)            1,016,420
Millicom Intl Cellular                                6,988(b,c)            640,380
Orascom Telecom Holding GDR                           5,020(c)              325,798
Sprint Nextel                                       186,167               3,855,519

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
WIRELESS TELECOMMUNICATION SERVICES (CONT.)
Vivo Participacoes ADR                               84,092(c)             $421,301
Vodafone Group                                    1,932,947(c)            6,513,244
Vodafone Group ADR                                   39,234(c)            1,319,439
                                                                    ---------------
Total                                                                    16,711,499
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $351,207,098)                                                   $404,572,968
-----------------------------------------------------------------------------------

OPTIONS PURCHASED (0.1%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
QUALCOMM                                             42               $50.00             Jan. 2008                  $8,400
Virgin Media                                        447                27.50             Jan. 2008                  64,815
--------------------------------------------------------------------------------------------------------------------------

PUTS
Oil Service Sector Index                             25               215.00            Sept. 2007                   4,125
XM Satellite Radio
 Holdings Cl A                                    1,277                15.00             Jan. 2008                 472,490
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $480,079)                                                                                                  $549,830
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (1.8%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  7,563,588(g)           $7,563,588
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $7,563,588)                                                       $7,563,588
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $359,250,765)(i)                                                $412,686,386
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 9.2% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  17

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                              ACQUISITION
SECURITY                                         DATES                     COST
----------------------------------------------------------------------------------
KKR Private Equity Investors LP Unit     05-01-06 thru 06-18-07         $1,654,765
Oaktree Capital Group LLC Cl A Unit*            05-21-07                   528,000

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At June 30, 2007, securities valued at $4,095,397 were held to cover open call options written as follows (see Note 5 to the financial statements):

                                           EXERCISE          EXPIRATION
ISSUER                   CONTRACTS          PRICE               DATE             VALUE(A)
-----------------------------------------------------------------------------------------
Virgin Media                447             $30.00            Jan. 2008          $32,408
XM Satellite Radio
   Holdings Cl A           1,277             20.00            Jan. 2008           28,732
-----------------------------------------------------------------------------------------
Total value                                                                      $61,140
-----------------------------------------------------------------------------------------

     At June 30, 2007, cash or short-term securities were designated to cover open put options written as follows (see Note 5 to the financial statements):

                                           EXERCISE          EXPIRATION
ISSUER                   CONTRACTS          PRICE               DATE             VALUE(A)
-----------------------------------------------------------------------------------------
XM Satellite Radio
   Holdings Cl A           1,277            $12.50            Jan. 2008          $245,823

(g)  Affiliated Money Market Fund -- See Note 8 to the financial statements.

(h) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $492,000 or 0.1% of net assets.

(i) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $359,251,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $59,390,000
Unrealized depreciation                                             (5,955,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $53,435,000
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 18 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $351,687,177)          $405,122,798
   Affiliated money market fund (identified cost $7,563,588)
      (Note 8)                                                     7,563,588
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $359,250,765)                                                 412,686,386
Cash in bank on demand deposit                                         1,390
Foreign currency holdings (identified cost $484,673) (Note
   1)                                                                484,673
Dividends and accrued interest receivable                            620,576
Receivable for investment securities sold                          4,265,594
Unrealized appreciation on foreign currency contracts held,
   at value (Note 7)                                                     301
Unrealized appreciation on swap transactions, at value (Note
   6)                                                                 13,727
----------------------------------------------------------------------------
Total assets                                                     418,072,647
----------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                        2,585,333
Unrealized depreciation on foreign currency contracts held,
   at value (Note 7)                                                   4,179
Accrued investment management services fee                           133,947
Other accrued expenses                                                51,854
Options contracts written, at value (premiums received
   $406,665) (Note 5)                                                306,963
----------------------------------------------------------------------------
Total liabilities                                                  3,082,276
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $414,990,371
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    386,059
Additional paid-in capital                                       342,378,274
Undistributed net investment income                                   34,632
Accumulated net realized gain (loss)                              18,639,867
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Notes 6 and 7)                                     53,551,539
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $414,990,371
============================================================================
Shares outstanding                                                38,605,875
----------------------------------------------------------------------------
Net asset value per share of outstanding capital stock          $      10.75
----------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                       $ 4,567,822
Income distributions from affiliated money market fund (Note
   8)                                                               252,738
   Less foreign taxes withheld                                      (78,530)
---------------------------------------------------------------------------
Total income                                                      4,742,030
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  846,067
Compensation of board members                                         3,348
Custodian fees                                                       53,494
Printing and postage                                                 51,242
Professional fees                                                    13,971
Other                                                                 3,185
---------------------------------------------------------------------------
Total expenses                                                      971,307
   Expenses waived/reimbursed by the Investment Manager and
     its affiliates (Note 2)                                       (125,230)
---------------------------------------------------------------------------
Total net expenses                                                  846,077
---------------------------------------------------------------------------
Investment income (loss) -- net                                   3,895,953
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                25,288,618
   Foreign currency transactions                                     (5,998)
   Options contracts written (Note 5)                                96,884
   Swap transactions                                                127,785
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          25,507,289
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    (2,667,591)
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            22,839,698
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $26,735,651
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

                                                    JUNE 30, 2007
                                                   SIX MONTHS ENDED      DEC. 31, 2006
                                                     (UNAUDITED)           YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                      $  3,895,953         $  7,244,034
Net realized gain (loss) on investments                25,507,289           27,266,188
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities in
   foreign currencies                                  (2,667,591)          30,171,064
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                     26,735,651           64,681,286
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                               (3,763,402)          (7,198,729)
   Net realized gain                                  (29,523,713)         (63,295,532)
-----------------------------------------------------------------------------------------
Total distributions                                   (33,287,115)         (70,494,261)
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales of shares                             240,080              680,044
Reinvestment of distributions at net assets            34,995,358           71,075,025
Payments for redemptions                              (46,110,998)         (99,520,908)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                 (10,875,560)         (27,765,839)
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets               (17,427,024)         (33,578,814)
Net assets at beginning of period                     432,417,395          465,996,209
-----------------------------------------------------------------------------------------
Net assets at end of period                          $414,990,371         $432,417,395
=========================================================================================
Undistributed (excess of distributions over) net
   investment income                                 $     34,632         $    (97,919)
-----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to June 30, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Variable Portfolio - Select Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Variable Portfolio - Select Series, Inc. has 100 billion authorized shares of capital stock. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT 23 fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At June 30, 2007, investments in securities included issues that are illiquid which, as of June 30, 2007, the Fund limited to 10% of net assets, at market value, at the time of purchase. Effective July 12, 2007, no more than 15% of the Fund's net assets will be held in securities and other instruments that are illiquid. The aggregate value of such securities at June 30, 2007 was $2,133,488 representing 0.51% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

 24 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2007, foreign currency holdings were entirely comprised of Hong Kong dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  25

TOTAL RETURN EQUITY SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the variable accounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

--------------------------------------------------------------------------------

 26 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS

Distributions to the variable accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed quarterly, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 has been adopted by the Fund and there is no material impact on the Fund.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  27

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended June 30, 2007, there were no expenses incurred for these particular items.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

 28 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

For the six months ended June 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds) such that net expenses were 0.40%. The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds) indefinitely, such that net expenses will not exceed 0.40% of the Fund's average daily net assets.

The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $138,688,235 and $181,625,364, respectively, for the six months ended June 30, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                               SIX MONTHS ENDED JUNE 30, 2007
-----------------------------------------------------------------------------
Sold                                                         22,151
Issued for reinvested distributions                       3,411,505
Redeemed                                                 (4,244,075)
-----------------------------------------------------------------------------
Net increase (decrease)                                    (810,419)
-----------------------------------------------------------------------------

                                                  YEAR ENDED DEC. 31, 2006
-----------------------------------------------------------------------------
Sold                                                         62,392
Issued for reinvested distributions                       7,046,264
Redeemed                                                 (9,536,078)
-----------------------------------------------------------------------------
Net increase (decrease)                                  (2,427,422)
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  29

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                          SIX MONTHS ENDED JUNE 30, 2007
                                          CALLS                     PUTS
                                  CONTRACTS    PREMIUMS    CONTRACTS    PREMIUMS
---------------------------------------------------------------------------------
Balance Dec. 31, 2006               1,820      $162,116         --      $      --
Opened                              2,308       314,652      2,080        264,160
Closed                             (1,062)     (129,643)      (803)      (101,981)
Expired                            (1,342)     (102,639)        --             --
---------------------------------------------------------------------------------
Balance June 30, 2007               1,724      $244,486      1,277      $ 162,179
---------------------------------------------------------------------------------

See "Summary of significant accounting policies."

6. SWAP CONTRACTS

At June 30, 2007, the Fund had the following open total return equity swap contracts:

                                                                      UNREALIZED
                                        TERMINATION     NOTIONAL    APPRECIATION/
                                           DATE          AMOUNT     (DEPRECIATION)
----------------------------------------------------------------------------------
Receive total return on a basket of
large cap health care securities
and pay a floating rate based on
1-month LIBOR plus 0.20%.
Counterparty: Merrill Lynch            Oct. 17, 2007    $840,000       $(13,699)
Receive total return on a basket of
large cap industrial securities and
pay a floating rate based on
1-month LIBOR plus 0.20%.
Counterparty: Citigroup                  May 7, 2008     710,000         27,426
----------------------------------------------------------------------------------
Total                                                                  $ 13,727
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 30 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

7. FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2007, the Fund had forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                             CURRENCY TO BE         CURRENCY TO BE       UNREALIZED      UNREALIZED
EXCHANGE DATE                  DELIVERED               RECEIVED         APPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------------------
July 2, 2007                            108,948              146,388        $ --           $1,063
                         European Monetary Unit          U.S. Dollar
July 3, 2007                            410,049              820,539          --            2,881
                                  British Pound          U.S. Dollar
July 3, 2007                            310,564              366,673         301               --
                                    U.S. Dollar    Australian Dollar
July 5, 2007                             92,630              108,981          --              235
                                    U.S. Dollar    Australian Dollar
----------------------------------------------------------------------------------------------------
Total                                                                       $301           $4,179
----------------------------------------------------------------------------------------------------

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings under the facility outstanding during the six months ended June 30, 2007.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  31

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

 32 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  33

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 34 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The table below shows certain important information for evaluating the Fund's results. On Sept. 10, 2004, the Fund acquired the assets of IDS Life Variable Annuity Fund A (Fund A) and IDS Life Variable Annuity Fund B (Fund B), which were segregated asset accounts. For accounting and financial statement purposes, Fund B is the accounting survivor. Information since Sept. 10, 2004 relates to RiverSource Variable Portfolio - Core Equity Fund. The information prior to Sept. 10, 2004 relates to Fund B and is derived from its financial statements.


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,
                                            2007(l)                      2006                     2005
Net asset value, beginning of period         $10.97                    $11.14                   $10.64
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .10                       .17                      .16
Net gains (losses) (both realized and
 unrealized)                                    .57                      1.41                      .53
------------------------------------------------------------------------------------------------------
Total from investment operations                .67                      1.58                      .69
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income           (.10)                     (.17)                    (.16)
Distributions from realized gains              (.79)                    (1.58)                    (.03)
------------------------------------------------------------------------------------------------------
Total distributions                            (.89)                    (1.75)                    (.19)
------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.75                    $10.97                   $11.14
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $415                      $432                     $466
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(e),(f)                                 .40%(g),(h),(i)           .40%(g),(h)              .40%(g),(h)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                     1.84%(i)                  1.63%                    1.48%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)              34%                       73%                     121%
------------------------------------------------------------------------------------------------------
Total return(e)                               6.52%(j),(k)             15.79%(j)                 6.57%(j)
------------------------------------------------------------------------------------------------------


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Dec. 31,
                                            2004(b)           2004(c)           2004(d)           2003
Net asset value, beginning of period         $10.00            $10.14            $10.14          $7.96
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .05               .01               .06            .01
Net gains (losses) (both realized and
 unrealized)                                    .64              (.15)              .49           2.17
------------------------------------------------------------------------------------------------------
Total from investment operations                .69              (.14)              .55           2.18
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income           (.05)               --              (.05)            --
Distributions from realized gains                --                --                --             --
------------------------------------------------------------------------------------------------------
Total distributions                            (.05)               --              (.05)            --
------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.64            $10.00            $10.64         $10.14
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $529              $296              $529           $337
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(e),(f)                                 .40%(i)          1.40%(i)           .99%          1.40%
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                     1.73%(i)           .11%(i)           .79%           .08%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)              45%               77%              135%           104%
------------------------------------------------------------------------------------------------------
Total return(e)                               6.95%(j),(k)     (1.38%)(k)         5.42%         27.45%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  35

(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for periods prior to Sept. 10, 2004 have been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganization date net asset value of $10.00 per share.
(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.
(c)  For the period from Jan. 1, 2004 to Sept. 10, 2004.
(d)  For the period from Jan. 1, 2004 to Dec. 31, 2004.
(e) The total return and ratio of expenses for the Fund included management fee only for the periods since Sept. 10, 2004. Previous periods included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.46% for the six months ended June 30, 2007 and 0.45% and 0.45% for the years ended Dec. 31, 2006 and 2005, respectively.
(h) Expense ratio is based on total expense of the Fund before reduction of earnings and bank credits on cash balances.
(i)  Adjusted to an annual basis.
(j) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(k)  Not annualized.
(l)  Six months ended June 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 36 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource or its affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  37

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2005 to December 2004. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

 38 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board observed that the Fund is closed to new investors. The Board also considered that the IMS Agreement provides for a unified asset based fee and requires RiverSource to provide investment management and other services, including administrative and transfer agency services.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2007 SEMIANNUAL REPORT  39

     RIVERSOURCE(R) VARIABLE PORTFOLIO - CORE EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    Distributed by RiverSource Distributors, Inc. Member FINRA.
       (RIVERSOURCE INVESTMENTS     Insurance and
       LOGO)                        Annuities are issued by RiverSource Life Insurance Company.                     S-6350 E (8/07)

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

(a)(3) Not applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  RiverSource Variable Portfolio Select Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date August 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date August 30, 2007


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date August 30, 2007